Investor Presentation August 2022 Exhibit 99.2 Exhibit 99.1 ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE Investor Presentation August 2022

Disclaimer General. This presentation (this “Presentation”) is provided solely for informational purposes and has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Transaction”) between East Resources Acquisition Company (“ERES”), Longevity Market Assets, LLC (“LMA”) and Abacus Settlements, LLC (“Abacus” and, together with LMA, the “Abacus Companies”) and for no other purpose. This Presentation is subject to update, completion, revision, verification and further amendment. None of ERES, the Abacus Companies or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise. The information contained herein does not purport to be all inclusive or contain all of the information that may be required to make a full analysis of the Abacus Companies or the Transaction. Viewers of this Presentation should each make their own evaluation of the Abacus Companies and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice, and you should consult with your own attorney, business advisor and tax advisor as to legal, business, tax and other matters related hereto. No representations or warranties, express or implied, are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will ERES, the Abacus Companies, or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents (collectively, the “Representatives”) be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Forward-Looking Information. This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Transaction, including statements regarding the anticipated benefits of the Transaction, the anticipated timing of the Transaction, the future financial condition and performance of the Abacus Companies and expected financial impacts of the Transaction (including future revenue and pro forma enterprise value) and the platform and markets and expected future growth and market opportunities of the Abacus Companies. These forward-looking statements generally are identified by the words “believe,” “predict,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “potential,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negatives of these terms or variations of them. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are inherently subject to risks and uncertainties. These forward‐looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are beyond ERES’ or the Abacus Companies’ control, are difficult or impossible to predict and may differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of ERES’ securities, (ii) the risk that the Transaction may not be completed by ERES’ business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ERES, (iii) the failure to satisfy the conditions to the consummation of the Transaction, including the requisite approvals of ERES’ and the Abacus Companies’ stockholders, the satisfaction of the minimum aggregate transaction proceeds amount following any redemptions by ERES’ public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the Transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the Transaction, (vi) the effect of the announcement or pendency of the Transaction on the Abacus Companies’ business or employee relationships, operating results and business generally, (vii) the risk that the Transaction disrupts current plans and operations of the Abacus Companies, (viii) the risk of difficulties in retaining employees of the Abacus Companies as a result of the Transaction, (ix) the outcome of any legal proceedings that may be instituted against the Abacus Companies or against ERES related to the merger agreement or the Transaction, (x) the ability to maintain the listing of ERES’ securities on a national securities exchange, (xi) changes in the competitive industries in which the Abacus Companies operate, variations in operating performance across competitors, changes in laws and regulations affecting the Abacus Companies’ business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Transaction, and the ability to identify and realize additional opportunities, (xiii) risks related to the uncertainty of the Abacus Companies’ projected financial information, (xiv) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, (xv) the risk that demand for the Abacus Companies’ life settlement and related offerings does not grow as expected, (xvi) the ability of the Abacus Companies to retain existing customers and attract new customers, (xvii) the potential inability of the Abacus Companies to manage growth effectively, (xviii) the potential inability of the Abacus Companies to grow its market share of the life settlement industry or to achieve efficiencies regarding its operating model or other costs, (xix) the enforceability of the Abacus Companies’ intellectual property rights, including its trademarks and trade secrets, and the potential infringement on the intellectual property rights of others, (xx) the Abacus Companies’ dependence on senior management and other key employees, (xxi) the risk of downturns and a changing regulatory landscape in the industry in which the Abacus Companies operate, (xxii) negative trends in the life settlement industry impacting the value of life settlements, including increases to the premium costs of life settlement policies, increased longevity of insureds, and errors in the methodology and assumptions of life expectancy reports, (xxiii) legal challenges by insurers related to the validity of the origination or assignment of certain life settlements, and (xxiv) costs related to the Transaction and the failure to realize anticipated benefits of the Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exhaustive. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should carefully consider the foregoing factors and the other risks and uncertainties which will be more fully described in the “Risk Factors” section of the proxy statement discussed below and other documents filed by ERES from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Viewers of this Presentation are cautioned not to put undue reliance on forward-looking statements, and the Abacus Companies and ERES assume no obligation and do not intend to update or revise these forward-looking statements , whether as a result of new information, future events, or otherwise. Neither the Abacus Companies nor ERES gives any assurance that any of the Abacus Companies or ERES, or the combined company, will achieve expectations. 2

Disclaimer (continued) No Offer or Solicitation. This Presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended, or otherwise in accordance with applicable law. Use of Projections. This Presentation contains financial forecasts with respect to the Abacus Companies’ projected revenue, net income and return on equity for 2022, 2023 and 2024. The financial and operation forecasts and projections contained herein represent certain estimates of the Abacus Companies as of the date hereof and are included herein for illustrative purposes only. Neither ERES’ independent auditors nor the Abacus Companies’ independent public accountants have audited, examined, reviewed, compiled or performed any procedures with respect to the forecasts or projections and, accordingly, do not express an opinion or other form of assurance with respect thereto. These projections should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein) for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of ERES, the Abacus Companies, or the combined company after completion of the Transaction, or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. The “pro forma” financial data included herein have not been prepared in accordance with Article 11 of Regulation S-X of the SEC, are presented for informational purposes only and may differ materially from the Regulation S-X compliant pro forma financial statements of the Abacus Companies for the year ended December 31, 2021 to be included in ERES’ proxy statement in connection with the Transaction (when available). Financial Information; The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the proxy statement to be filed relating to the Transaction. Except as otherwise noted, all references herein to full-year periods refer to the Abacus Companies’ fiscal year, which ends on December 31. You should review the Abacus Companies’ audited financial statements, which will be included in the proxy statement to be filed in connection with the Transaction. Industry And Market Data. This Presentation has been prepared by ERES and the Abacus Companies and includes market data and other statistical information from third party sources. Although ERES and the Abacus Companies believe these third party sources are reliable as of their respective dates, none of ERES, the Abacus Companies, or any of their respective Representatives has independently verified the accuracy or completeness of this information and cannot guarantee its accuracy and completeness. Some data is also based on good faith estimates of ERES and the Abacus Companies, which are derived from both internal sources and the third party sources described above. None of ERES, the Abacus Companies, their respective Representatives make any representation or warranty with respect to the accuracy of such information. Additional Information and Where to Find It. This Presentation relates to the Transaction. ERES intends to file a proxy statement relating to the Transaction with the SEC that will be sent to all ERES stockholders. ERES will also file other documents regarding the Transaction with the SEC. Before making any voting decision, investors, security holders and other interested persons of ERES and the Abacus Companies are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the Transaction as they become available because they will contain important information about the Transaction. Investors, security holders and other interested persons will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by ERES through the website maintained by the SEC at www.sec.gov. The documents filed by ERES with the SEC also may be obtained free of charge upon written request to ERES at 7777 NW Beacon Square Boulevard, Boca Raton, Florida. Participants in Solicitation. ERES, the Abacus Companies and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ERES stockholders in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transaction will be contained in the proxy statement when available. You can find more information about ERES’ directors and executive officers in the final prospectus relating to ERES’ initial public offering, which ERES filed with the SEC on July 20, 2020. You may obtain free copies of these documents as described in the preceding paragraph. Trademarks and Intellectual Property. All trademarks, service marks, and trade names of the Abacus Companies or ERES or their respective affiliates used herein are trademarks, service marks, or registered trade names of the Abacus Companies or ERES, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with the Abacus Companies or ERES or an endorsement or sponsorship by or of the Abacus Companies or ERES. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the ®, TM, SM or © symbols, but such references are not intended to indicate, in any way , that the Abacus Companies, ERES or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 3

Today's Presenters

ABACUS LIFE — OPTIONS FOR YOUR LIFE INSURANCE

EAST — RESOURCES



Jay Jackson *
Chief Executive Officer

25+ years life settlement experience

Built multiple origination & platform providers in the life settlement space

FDO Partners · Franklin Templeton · 3 Mark Financial · New York Life Investments



Bill McCauley *
Chief Financial Officer

20+ years financial services experience

Led financial operations, reporting functions, and special projects for a range of financial service providers

MassMutual · PwC · Transamerica · McKinsey & Company · John Hancock



Sean McNealy *
Co-Founder & Managing Director

25+ years life settlement experience

Built multiple origination & platform providers in the life settlement space

Abacus Life



Terry Pegula
Chairman, CEO & President

World-class operator and investor, having sold energy assets for ~$6bn

Owner of numerous professional sports teams, including Buffalo Bills & Sabres

Manning & Napier · Bison · East Asset Management · JKLM Energy



Jim Morrow *
Director

20+ years specialty finance experience

Founder & Chief Executive Officer of Callodine Capital Management, LP

Managed $40BN in equity-income strategies for Fidelity Investments, Inc.

Callodine Group · Manning & Napier · Fidelity Investments · Chase



Adam Gusky *
Chief Investment Officer

12+ years as Chief Investment Officer for East Management Services

Responsible for financial & business due diligence of all acquisitions

Rand Capital Board of Director

Rand Capital Corporation · East Asset Management · JKLM Energy

* denotes individuals that will be presenting.

ABACUS LIFE — OPTIONS FOR YOUR LIFE INSURANCE

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Transaction Highlights Sector market leader in defensive / a-cyclical category Highly scalable platform Steady financial performance with strong growth potential Experienced management team Access to capital markets transforms the business Why Abacus? Transaction proprietarily sourced by East Resources Leverages the Investment Experience of the Broader Sponsor Team Adam Gusky (CIO of Pegula family office) has tracked the life settlement sector for many years Jim Morrow has 20+ years experience investing in alternative assets, specialty finance, etc. 5 Why Abacus? Abacus life options for your life insurance east resources Transaction Highlights • Sector market leader in defensive / a-cyclical category Highly scalable platform Steady financial performance with strong growth potential Experienced management team Access to capital markets transforms the business Transaction proprietarily sourced by East Resources • Leverages the Investment Experience of the Broader Sponsor Team • Adam Gusky (CIO of Pegula family office) has tracked the life settlement sector for many years • Jim Morrow has 20+ years experience investing in alternative assets, specialty finance, etc. 1.click to edit master text styles 1. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 5

Note: This slide assumes no redemptions from SPAC stockholders. Projected Financial Model as shown on slides 20 and 21 assumes $35 million SPAC Cash in Trust (net of redemptions) upon closing and an incremental $100 million of debt financing raised in Q3-23. Assumes closing cash balance does not exceed $200 million. Business Combination Summary Transaction Details Pro Forma Enterprise Value of $618 million Current Abacus shareholders rolling 100% equity ownership 1 Assumes ~$98 million of SPAC cash in trust (no redemptions by SPAC stockholders) Abacus is opportunistically seeking to raise a PIPE post-announcement Lock-up period for legacy Abacus equity holders & SPAC Sponsor is 24 months post-closing for 85% of total shares and 12 months for remaining 15% 6 Business Combination Summary Transaction Details • Pro Forma Enterprise Value of $618 million • Current Abacus shareholders rolling 100% equity ownership 1 • Assumes ~$98 million of SPAC cash in trust (no redemptions by SPAC stockholders) • Abacus is opportunistically seeking to raise a PIPE post-announcement • Lock-up period for legacy Abacus equity holders & SPAC Sponsor is 24 months post-closing for 85% of total shares and 12 months for remaining 15% sources of funds($ in millions) amount($)% spac cash in trust 98 16% spac spons or 86 14% seller roll over equity 434 70% total sources of funds $618 100% uses of funds amounts($) % cash to balance sheet 79 13% seller roll over equity 434 70% spac spons or 86 14% fees & expenses 18 3 % pro forma ownership structure 70% 16% 14% existing abacus equity holders eres public shareholders eres sponsor pro forma valuation ($ in million) 2023e earnings $41.09 purchase multiple 15.0x total enterprise value $618 less: debt plus: cash to balance sheet 79 total equity value $697 share price($) $10.00 pro forma shares outstanding 70 abacus life options for your insurance Note: This slide assumes no redemptions from SPAC stockholders. Projected Financial Model as shown on slides 20 and 21 assumes $35 million SPAC Cash in Trust (net of redemptions) upon closing and an incremental $100 million of debt financing raised in Q3-23. • 1. Assumes closing cash balance does not exceed $200 million. • ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 6

Overview of Abacus Life

We have built a leading vertically integrated alternative asset manager specializing in life insurance products

~20% Market Share

Industry Leader with ~20% Market Share

- Purchased ~$1.3bn in face value of policies from '19 – '21
- ~4x expected origination growth from '16 – '22E
- Manage assets for KKR, Teamsters Union, and other 3rd party investment fund strategies

49 States with Ability / License to Operate

High Barriers to Entry

- Scaled origination drives low-cost policy acquisition
- Operational in 49 states
- Highly regulated sector with many disclosure requirements

~$950mm Policies Serviced[1]

Institutionalized Processes

- Formed in 2004 and currently has 59 employees
- Serviced ~$950mm in policies, including a JV with KKR[1]

20+ Years Avg. Experience

Innovative & Experienced Leadership Team

- Management averages 20+ years experience in industry
- Firm led by an innovative management team

We are active throughout the lifecycle of an insurance policy

	Business Description	Revenue Breakdown (2022E)	
Origination	*fully integrated consumer facing secondary market origination platform*	*origination fees (~2% of FV on average)*	**16%**
Hold Portfolio & Servicing	*originations held for investment and serviced with support from valuation and due diligence team*	*returns for assets held & charge servicing fees (0.5% of Asset Value)*	**38%**
Active Management	*assessing risk, purchasing, and trading policies*	*monetize economics on trade spreads*	**46%**

Source: Market share data per The Deal and based on value of settlements paid in 2021.

1. Includes policies originated, owned, and / or serviced by Abacus over the last twelve months.

ABACUS LIFE

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Investment Highlights 8 Investment Highlights I Essentially Uncorrelated Alternative Asset Class with a Large TAM, Institutional Investment Grade Counterparts, and Outsized Growth Potential II Abacus is at the Heart of the Life Settlements Industry III An Origination Machine with a Model to Drive Economics IV Proprietary Technology Platform Yields Differentiated Underwriting Capabilities V Optimized Platform Through Active Portfolio Management VI Strong Leadership Supported by an Experienced Operational & Execution Team Abacus Life Options For Your Life Insurance 1. Click to edit Master text styles ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 8

Sources: Life Insurance Industry per the American Council of Life Insurers Annual Report (2020). American Real Estate Industry per the MSCI – Real Estate Market Size report (2021 / 2022). Percent of insurance policies that do not pay claims per the Life Settlement Insights (Observations and Commentary on the Life Settlement Market) report. Annual Life Settlement Market Opportunity per Strategic Study Series Insurance Research, Life Settlements “A Market Takes Off” (2019) provided by Conning, Inc. Annual Life Settlement Market per The Deal: Annual Life Settlement Market Rankings (2021). Percentages of awareness and willingness for life settlement per Life Insurance Settlement Association (annual survey of insureds who let the policy lapse). Percent of advisors and agents that transact based on number of estimated financial advisors per Occupational Employment and Wage Statistics data provided by the U.S. Bureau of Labor Statistics, Abacus' market share and observed success rate with financial advisors. Total Life Insurance Industry refers to total face value of individual life insurance policies in force in 2020. Annual Life Settlement Market Opportunity includes policies with estimated age of policy holder over 65 years old. Current Annual Life Settlement Market refers to total face value of policies settled in 2021. Large Total Addressable Market with Meaningful Growth Potential 9 Significant Total Addressable Market Life Insurance Industry 1 Americas Real Estate Industry ~$13tn ~$5tn >90% of life insurance policies don’t pay claims Significant Opportunity to Increase Market Penetration Annual Life Settlement Market Opportunity Current Annual Life Settlement Market 1 $233bn $4bn ~2% market penetration We believe that we provide an attractive solution for life insurance policyholders to monetize an underutilized asset Life Insurance Policies are Assets Benefits to Consumers 49% 90% of financial advisors are not aware of this alternative for their clients of senior citizens who let policies lapse would consider this alternative once made aware We help clients understand that a life insurance police is personal property and selling it for a fair market value is a legitimate, safe, and viable choice to create more options for the future Life insurance is often a senior citizen’s largest asset and one that can be used to alleviate retirement challenges – but they rarely treat it that way immediate liquidity for retirement & wealth transfer payment of medical bills (often tax free) no longer required to pay premiums 8x above cash value paid to sellers on average <1% of advisors and agents actually transact ~ Large Total Addressable Market with Meaningful Growth Potential Significant Total Addressable Market Significant Opportunity to Increase Market Penetration ~$13tn Life Insurance Industry 1 ~$5tn Americas Real Estate Industry >90% of life insurance policies don’t pay claims $233bn Annual Life Settlement Market Opportunity $4bn Current Annual Life Settlement Market 1 = ~2% market penetration We believe that we provide an attractive solution for life insurance policyholders to monetize an underutilized asset Life Insurance Policies are Assets Benefits to Consumers We help clients understand that a life insurance police is personal property and selling it for a fair market value is a legitimate, safe, and viable choice to create more options for the future Life insurance is often a senior citizen’s largest asset and one that can be used to alleviate retirement challenges – but they rarely treat it that way 49% of financial advisors are not aware of this alternative for their clients <1% of advisors and agents actually transact 90% of senior citizens who let policies lapse would consider this alternative once made aware ~ 8x above cash value paid to sellers on average immediate liquidity for retirement & wealth transfer payment of medical bills (often tax free) no longer required to pay premiums Abacus Life Options For Your Life Insurance Sources: Life Insurance Industry per the American Council of Life Insurers Annual Report (2020). American Real Estate Industry per the MSCI – Real Estate Market Size report (2021 / 2022). Percent of insurance policies that do not pay claims per the Life Settlement Insights (Observations and Commentary on the Life Settlement Market) report. Annual Life Settlement Market Opportunity per Strategic Study Series Insurance Research, Life Settlements “A Market Takes Off” (2019) provided by Conning, Inc. Annual Life Settlement Market per The Deal: Annual Life Settlement Market Rankings (2021). Percentages of awareness and willingness for life settlement per Life Insurance Settlement Association (annual survey of insureds who let the policy lapse). Percent of advisors and agents that transact based on number of estimated financial advisors per Occupational Employment and Wage Statistics data provided by the U.S. Bureau of Labor Statistics, Abacus' market share and observed success rate with financial advisors. 1. Total Life Insurance Industry refers to total face value of individual life insurance policies in force in 2020. Annual Life Settlement Market Opportunity includes policies with estimated age of policy holder over 65 years old. Current Annual Life Settlement Market refers to total face value of policies settled in 2021. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 9

Source: Policy Cash Value Over Time chart based on a $1 million death benefit, ~3% cash value rate of increase, beginning at 35-years old and paying out at 100-years old. A-cyclical and essentially uncorrelated returns based on the average return and associated standard deviation chart – based on 3-year comparative return for a variety of market indices per Yahoo Finance. A Rating or better determined by AM Best and classified as insurance companies that have or exceed an “excellent ability to meet their ongoing obligations”. Abacus return and standard deviation based on its entire portfolio (holding and trading) as of August 2022 and then extrapolated to August 2025, assuming zero mortalities. Uncorrelated Alternative Asset with Institutional Investment Grade Counterparts 10 Policies are Cash Collateralized by High Quality Carriers . . . . . . and Consistently Generate Strong & Essentially Uncorrelated Returns Similarities to a zero-coupon bond, driven by mortality Industry is generally a-cyclical Policies have very limited risk of loss Uncorrelated Alternative Asset with Institutional Investment Grade Counterparts Policies are Cash Collateralized by High Quality Carriers . . . . and Consistently Generate Strong & Essentially Uncorrelated Returns 95% Policy counterparties are generally high-quality investment grade insurance companies Policies are cash collateralized with minimal payout risk Similarities to a zero-coupon bond, driven by mortality Industry is generally a-cyclical Policies have very limited risk of loss of carriers have an “A Rating” or better 1 The Value of Life Insurance Policies Increase Over Time Abacus’ Historical Risk Adjusted Returns Relative to Other Asset Classes 2 Policy Value(chart) Average Returns(chart) Age of Policy Holder Standard Deviation Source: Policy Cash Value Over Time chart based on a $1 million death benefit, ~3% cash value rate of increase, beginning at 35-years old and paying out at 100-years old. A-cyclical and essentially uncorrelated returns based on the average return and associated standard deviation chart – based on 3-year comparative return for a variety of market indices per Yahoo Finance.(1) A Rating or better determined by AM Best and classified as insurance companies that have or exceed an “excellent ability to meet their ongoing obligations”.(2) Abacus return and standard deviation based on its entire portfolio (holding and trading) as of August 2022 and then extrapolated to August 2025, assuming zero mortalities. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 10

Source: Market share data per The Deal and based on number of settlements provided from 2017 – 2021. Note: All portfolio trading performance metrics measured from 2019 – 2021. Abacus is at the Heart of the Life Settlements Industry Capital Providers Origination Machine Agents DTC Brokers Hold Portfolio & Policies Serviced Portfolio Trading ~20% 2021 Market Share Portfolio modeling & cash flow management Custom SMAs for 3rd party investors Underwriting & valuation for ~$520mm in policies Buyside Lenders & Asset Managers Public Markets Cost Basis = $323mm Policies = 829 Face Value = $1.3bn 11 Abacus is at the Heart of the Life Settlements Industry Agents DTC Brokers Origination Machine ~%2021 Market Share Portfolio Trading Face Value = $1.3bn Policies = 829 Cost Basis = $323mm (company logo) Buyside Lenders & Asset Managers Public Markets Capital Providers Hold Portfolio & Policies Serviced Underwriting & valuation for ~$520mm in policies Custom SMAs for Portfolio modeling & cash flow management Source: Market share data per The Deal and based on number of settlements provided from 2017 – 2021.Note: All portfolio trading performance metrics measured from 2019 – 2021. 3rd party investors ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 11

Note: LS abbreviation denotes “Life Settlement”. Abacus’ 20% lower acquisition cost based on the discount between cost basis and final sale price on all policies sold from 2019 – 2021. Origination Machine with a Model to Drive Economics Diversification Across Multiple Origination Channels Creates a Lower Average Policy Acquisition Cost & Higher Estimated IRRs 12 long-term relationships with 78 institutional origination partners access to over 30,000 financial advisors 45-person origination team with 16 sales members, assigned by channel 49 states with ability / license to operate Origination Machine with a Model to Drive Economics Agents Work with LS providers on behalf of clients 34% #152 Policies Originated in 2021 DTC Advertising via internet, social media platforms, television, and mail 27% #122 Policies Originated in 2021 LS Brokers Largely pre-packaged policies for bidding 38%#171 Policies Originated in 2021 Diversification Across Multiple Origination Channels Creates a Lower Average Policy Acquisition Cost & Higher Estimated IRRs long-term relationships with 78 institutional origination partners access to over 30,000 financial advisors 45-person origination team with 16 sales members, assigned by channel 49 states with ability / license to operate 20% trade spread created by origination process Note: LS abbreviation denotes “Life Settlement”. Abacus’ 20% lower acquisition cost based on the discount between cost basis and final sale price on all policies sold from 2019 – 2021. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 12

Policy Value Calculator Illustrative example. Proprietary Technology Platform Yields Differentiated Underwriting Capabilities Purchase Price Policy Type Carrier Rating Lead Source Policy Face Value Expected IRR Life Expectancy LE Extension Ratio Current Age & Age on LE Survival Probability Proprietary Risk Rating Heat Map Instant Policy Valuations Innovator in “InsurTech” Name Email Your Phone Gender Current Age $1,000,000 Policy Universal / Flexible Premium Policy Value Calculator 1 Abacusmarketplace.com Leading blockchain tertiary trading, servicing, and valuation platform Expect to add direct purchase in Jan-23 13 Proprietary Technology Platform Yields Differentiated Underwriting Capabilities Proprietary Risk Rating Heat Map Purchase Price Carrier Rating Policy Face Value Life Expectancy Survival Probability Policy Type Lead Source Expected IRR LE Extension Ratio Current Age & Age on LE Purchase Price-Policy Type-Carrier Rating-Lead Source-Policy Face Value-Expected IRR-Life Expectancy (LE)-LE Extension Ratio-Age-Age on LE Date-Age on B/E Date-Surv Prob on B/E Date-Risk Grade $151,500 -GUL-A+-Broker-$500,000 -15.60%-65-196%-72-80-90-0%-1 $150,180 -UL-A-Agent-$250,000 -15.50%-25-614%-67-73-86-0%-2 $150,180 -UL-A-Agent-$250,000 -15.50%-25-614%-67-73-86-0%-2 $556,705 -UL-A+-Insured-$1,000,000 -15.40%-31-903%-49-52-75-0%-3 $168,945 -GUL-NR-Insured-$750,000 -15.40%-91-275%-60-68-89-0%-1 $23,488 -GUL-A-Broker-$100,000 -15.40%-88-113%-69-76-84-1%-4 $325,000 -UL-A--Insured-$500,000 -15.30%-26-527%-97-99-110-0%-1 $323,434 -GUL-A+-Insured-$5,300,000 -15.30%-133-92%-72-83-93-1%-2 $115,502 -UL-A-Insured-$550,000 -15.30%-48-125%-86-90-95-2%-2 $108,111 -GUL-A-Agent-$400,000 -15.20%-53-527%-90-97-121-0%-1 $47,079 -UL-A-Agent-$400,000 -15.20%-103-21%-87-98-100-34%-4 $22,976 -UL-NR-Agent-$189,964 -15.20%-75-66%-84-90-94-10%-5 $37,405 -GUL-A+-Agent-$1,000,000 -15.20%-157-135%-68-81-99-0%-1 $165,000 -GUL-A-Broker-$500,000 -15.20%-26-107%-90-92-94-6%-4 $181,527 -Term-A+-Insured-$250,000 -15.10%-12-354%-62-63-67-0%-5 $138,360 -UL-NR-Agent-$1,000,000 -15.10%-132-170%-69-81-100-0%-1 $112,500 -GUL-A+-Agent-$300,000 -15.10%-58-218%-82-87-98-0%-1 $37,816 -UL-A++-Insured-$100,000 -15.10%-40-98%-69-72-75-10%-5 Instant Policy Valuations Policy Value Calculator Policy Value Calculator 1 Name Email Your Phone Gender Current Age $1,000,000 Policy Universal / Flexible Premium calculate Health Status Standard Slightly Impaired Moderately Impaired Highly Impaired Extremely Impaired Terminal Illness Average Price $42,890 $95,980 $129,150 $203,410 $256,790 Up to $800,000 clear Innovator in “InsurTech” Abacusmarketplace.com Abacub marketplace Access the largest tertiary platform in the life settlement space • Leading blockchain tertiary trading, servicing, and valuation platform • Expect to add direct purchase in Jan-23 1. 3 Illustrative example.ABACUS LIFE options for your life insurance ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 13

Abacus held traded policies for an average of ~100 days in 2021. Estimated annual return figures based on an internal valuation report conducted by a 3rd party actuarial firm. Optimized Platform Through Active Portfolio Management 14 Traded Portfolio – returns driven by velocity of capital Held Portfolio – higher capital needs but higher returns Consistently evaluating policies (at origination and throughout lifecycle) to generate essentially uncorrelated risk adjusted returns Abacus Profit Policy Acquisition Cost Year 1 Year 2 Year 3 Year 4 Year X Annual Premiums Initial Policy Acquisition Cost Policy Acquisition Cost Trade Spread Initial Policy Acquisition Cost $250k $300k $50k $250k Policy Acquisition Cost Trade Spread Initial Policy Acquisition Cost $50k $250k $250k $300k Recycle Capital We have historically recycled capital 3.6x per annum 1 . . . .. . . .. . . Recycle Capital $250k $250k $250k $250k $1mm $500k Optimized Platform Through Active Portfolio Management Consistently evaluating policies (at origination and throughout lifecycle) to generate essentially uncorrelated risk adjusted returns Traded Portfolio – returns driven by velocity of capital Held Portfolio – higher capital needs but higher returns Illustrative Revenue Model Initial Acquisition Cost Traded Price Abacus Profit Abacus Spread ($250,000) $300,000 $50,000 20% We have historically recycled capital 3.6x per annum 1 Illustrative Revenue Model Initial Acquisition Cost Total Premiums Paid Policy Death Benefit Abacus Profit Est. Annual Return 2 ($250,000) ($250,000) $1,000,000 $500,000 12% $1mm Abacus Profit $500k $250k Recycle Capital Recycle Capital $250k Policy Acquisition Cost $300k Trade Spread Initial Policy Acquisition Cost $50k $250k $250k Policy Acquisition Cost $300k Trade Spread Initial Policy Acquisition Cost $50k $250k $250k Policy Acquisition Cost Year 1 Year 2 Year 3 Year 4 Year X $250k $250k Annual Premiums Initial Policy Acquisition Cost 1. Abacus held traded policies for an average of ~100 days in 2021. 2. Estimated annual return figures based on an internal valuation report conducted by a 3rd party actuarial firm. ABACUS LIFE options for your life insurance ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 14

Seasoned Leadership Supported by Outstanding Operations & Execution Team



Jay Jackson
Chief Executive Officer
25+ years experience

- *Worked in the investment industry for 25+ years, including family office, major investment firms, and alternative asset managers*
- *Pioneered origination process & trading platform for Abacus Life – taking it from the 5th to the largest origination platform in just 4 years*
- *Board Member of the Area Agency on Aging, an agency of the Florida Department of Elder Affairs*



Bill McCauley
Chief Financial Officer
20+ years experience

- *CFO for several of the largest public insurance carriers, including Transamerica and MassMutual*
- *Former FP&A for McKinsey & Co; consulting with top companies on financial planning and modeling*
- *Led sell-side valuation of the Transamerica Advisors broker deal*



Todd "Sean" McNealy
Managing Partner & Co-Founder
25+ years experience

- *Founded Abacus in 2004 and transacted $10bn in policy value*
- *Long history of originating and acquiring life insurance policies from national firms, DTC, and insurance brokerage markets*
- *Industry leader and foremost life settlement expert*



Kevin "Scott" Kirby
Managing Partner & Co-Founder
25+ years experience

- *Founded Abacus in 2004 and transacted $10bn in policy value*
- *Built the institutional and broker market for the industry*
- *An industry thought leader credited for bringing efficiency to the transaction*



Matthew Ganovsky
Managing Partner & Co-Founder
25+ years experience

- *Founded Abacus in 2004 and transacted $10bn in policy value*
- *Built the institutional and broker market for the industry*
- *An industry thought leader credited for bringing efficiency to the transaction*

59 Person Operational & Execution Team

Origination

45 Team Members

- *16 – Sales Team*
- *10 – Acquisition Managers & Case Processors*
- *15 – Contracts, In-House Counsel, and Accounting*
- *4 – Marketing and IT*

Active Management

Portfolio Servicing

14 Team Members

- *3 – Actuarial Review & Financial Analysts*
- *3 – Contracts & Accounting*
- *6 – Servicing Specialists*
- *2 – Institutional Traders*

Note: Size of operational & execution team as of August 19, 2021.

ABACUS LIFE

15

Multiple Avenues to Drive Growth

I. The Life Insurance Settlements Industry Continues to Mature

- *Total annual volumes (in face value) is anticipated to grow from ~$6bn in 2022 to ~$8bn in 2028 (5% CAGR)*
- *Total industry gross market potential continues to grow year-over-year and is projected to be ~$237bn by 2023*

II. Abacus is Highly Focused on Growing the Origination Machine

- *Significant investment in technology & marketing infrastructure*
- *Increased headcount 23% in the LTM to meet growing demand; anticipate 50% growth by 2024 (ranked a top 3 place to work in Orlando by employee reviews in 2019)[1]*

III. Technology Improvements will Support Analytics, Market Liquidity, and Velocity of Capital Use

- *Abacus Analytics → license to industry as the standard pricing & valuation platform for policy valuation and portfolio assessment; obtain visibility into every transaction in the industry*
- *AbacusMarketplace.com → leading tertiary trading, servicing, and valuation platform (planning to add direct purchase in January 2023)*
- *Next Step Technology Platforms → Lapetus Life Event Solutions, AgingIQ, and BlockCerts*

IV. Access to Capital Markets Provides More Attractive Financing (i.e., Lower Cost of Capital)

- *Optimizes per policy revenue to fund additional infrastructure growth*
- *Increases balance sheet policy hold portfolio, and thus increases overall returns*

Source: Life insurance settlement industry data from Cunning Research Report (Life Settlements – The Growth Continues – 2022). Based on 2019 topworkplaces.com report of organizations in Central Florida with 35 – 149 employees.

1. Represents growth in headcount from June 2021 to June 2022.

ABACUS LIFE

16

Abacus’ Business Model Transitions as Our Capital Base Scales 17 Long-term target of 50% hold / 50% trade Investment grade credit ratings will provide access to lower cost of capital Infrastructure investment increases the number of relationships with strategic partners across the value chain Going public provides access to a lower cost of capital and accelerates our longer-term plan to optimize the business model Hold portfolio increases in value over time (regardless of market conditions) Lower cost of capital drives increased origination Increased marketing and awareness campaign (television and digital media) Asset model drives natural increase in book value Hold portfolio can be securitized at a significant multiple Removing friction in transactions by adding new technology in underwriting and purchasing (Blockchain technology) Abacus’ Business Model Transitions as Our Capital Base Scales Going public provides access to a lower cost of capital and accelerates our longer-term plan to optimize the business model Ability to Scale Hold Portfolio and Generate Higher Return on Equity Unique Opportunity to Begin Securitizing Policy Portfolios Investment Focused on Expanding Origination & Distribution Platform Long-term target of 50% hold / 50% trade Investment grade credit ratings will provide access to lower cost of capital Infrastructure investment increases the number of relationships with strategic partners across the value chain Hold portfolio increases in value over time (regardless of market conditions) Lower cost of capital drives increased origination Increased marketing and awareness campaign (television and digital media) Asset model drives natural increase in book value Hold portfolio can be securitized at a significant multiple Removing friction in transactions by adding new technology in underwriting and purchasing (Blockchain technology) 1.Click to edit Master text styles ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 17

Aggregated Historical Track Record 18 Traded Portfolio Held Portfolio Total Portfolio 238 Policies Acquired $317mm Total Face Value $1.3mm Average Face Value 12% Projected Return 1 Construct policy tranches for a range of institutional buyers 1 – 2-day trading process given policies are held at securities intermediary Estimated annual return figures based on an internal valuation report conducted by a 3rd party actuarial firm. Aggregated Historical Track Record ~$150mm Capital Base (Including Nova JV) ~4x Origination Growth Over the Past Six Years 1 ~$950mm Policies Serviced in LTM (incl. KKR & Apollo assets) 829 Policies Purchased (acquired from 2019 – 2021) ~$520mm Underwritten & Valued (on behalf of 3rd parties) ~$1.3bn Face Value of Policies (acquired from 2019 – 2021) Traded Portfolio Held Portfolio 1,245 Policies Acquired $1.9bn Total Face Value $1.5mm Average Face Value 22% Realized Return Total Portfoli 238 Policies Acquired $317mm Total Face Value $1.3mm Average Face Value 12% Projected Return 1 Construct policy tranches for a range of institutional buyers 1 – 2-day trading process given policies are held at securities intermediary Realized Portfolio 71 Policies Acquired $37mm Total Face Value $516k Average Face Value 102% Realized Return 1. Estimated annual return figures based on an internal valuation report conducted by a 3rd party actuarial firm. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 18 based on an average ~$21 million capital base for LMA & Abacus based on an average ~$21 million capital base for LMA & Abacus based on an average ~$21 million capital base for LMA & Abacus Note: Originated Policies, Revenue, Net Income, and Return on Equity based on unaudited financials. Historical financials not inclusive of entities not a part of the pro forma structure. Includes policies originated by Nova joint venture. Consolidated Historical Financials (Excluding ~$150mm Nova Joint Venture) Originated Policies 1 Revenue Net Income Return on Equity 19 CAGR = 13% 23% Growth CAGR = 32% 152% Growth ($ in millions) ($ in millions) Consolidated Historical Financials (Excluding ~$150mm Nova Joint Venture) Originated Policies 1 Revenue based on an average ~$21 million capital base for LMA & Abacus ($ in millions) CAGR = 13%. 411 445 493 FY-20 FY-21 LTM (Jun-22) YTD-21 YTD-22 CAGR = 32% $27 $23 $41 152% Growth $12 $30 FY-20 FY FY-21 LTM (Jun-22) YTD-21 YTD-22 Net Income based on an average ~$21 million capital base for LMA & Abacus Return on Equity based on an average ~$21 million capital base for LMA & Abacus Note: Originated Policies, Revenue, Net Income, and Return on Equity based on unaudited financials. Historical financials not inclusive of entities not a part of the pro forma structure. Includes policies originated by Nova joint venture. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE BAR CHART 1 BAR CHART 2 BAR CHART 3 BAR CHART 4 19

Note: Projected Model Assumptions assumes $35 million SPAC Cash in Trust (net of redemptions) upon closing and an incremental $100 million of debt financing raised in Q3-23. Current Sources & Uses as shown on page 6 shows current SPAC Cash in Trust (net of redemptions as a part of the extension vote already held) of ~$98 million. Historical Economic Model Overview not outputs of the financial model projections but based on historical data. Traded Portfolio economics assumes 395 policies with a total aggregate face value and cost basis of $486mm and $121.5mm, respectively. Average heat map score was 3.6. Average Revenue per Traded policy based on Avg. Cost Basis * Average Returns. Held Portfolio economics assume 27 policies with a total aggregate face value and cost basis of $45mm and $13.5mm, respectively. Average Revenue per Held Policy assumes a 6 – 7-year hold period. Average heat map score was 1.7. Average Revenue per Held policy based on Avg. Cost Basis * Average Returns. Estimated annual return figures based on an internal valuation report conducted by a 3rd party actuarial firm. Key Model Assumptions Traded Portfolio 1 Held Portfolio 1 20 Historical Economic Model Overview (Average Originated Policy) Expect to close as early as Q4’22 $135 million of capital raised in connection with the transaction $35mm from SPAC cash in trust and $100mm of debt financing in Q3’23 Incremental $150mm of equity is anticipated to be raised in Q1’24 Projected annual policy origination growth of 24% Originations: 90% traded / sold directly to others and 10% held for investment Incremental spend on marketing / origination team Expenses: Fixed cost growth of 3% per annum Per employee salary expense growth of 5% (not inclusive of new headcount) Estimated tax rate of 22% Projected Model Assumptions Key Model Assumptions Projected Model Assumptions • Expect to close as early as Q4’22 • $135 million of capital raised in connection with the transaction - $35mm from SPAC cash in trust and $100mm of debt financing in Q3’23 - Incremental $150mm of equity is anticipated to be raised in Q1’24 • Projected annual policy origination growth of 24% - Originations: 90% traded / sold directly to others and 10% held for investment - Incremental spend on marketing / origination team • Expenses: - Fixed cost growth of 3% per annum - Per employee salary expense growth of 5% (not inclusive of new headcount) Estimated tax rate of 22% Historical Economic Model Overview (Average Originated Policy) Traded Portfolio 1 Held Portfolio 1 74.3 Years ~$61,000 20% 3 – 5 ~25% ~$305 k ~$1.2 mm 74.3 Years Avg. Age of Insured Avg. Policy Face Value Avg. Cost Basis Cost as % of Face Value Avg. Heat Map Score Average Returns Average Revenue per Traded Policy ~$61,000 Avg. Age of Insured Avg. Policy Face Value Avg. Cost Basis Cost as % of Face Value Avg. Heat Map Score Average Returns 2 Average Revenue per Held Policy (does not include servicing revenue) ~$60,000 12% 1 – 2 ~30% ~$500 k ~$1.7 mm 81.0 Years Note: Projected Model Assumptions assumes $35 million SPAC Cash in Trust (net of redemptions) upon closing and an incremental $100 million of debt financing raised in Q3-23. Current Sources & Uses as shown on page 6 shows current SPAC Cash in Trust (net of redemptions as a part of the extension vote already held) of ~$98 million. Historical Economic Model Overview not outputs of the financial model projections but based on historical data. 1. Traded Portfolio economics assumes 395 policies with a total aggregate face value and cost basis of $486mm and $121.5mm, respectively. Average heat map score was 3.6. Average Revenue per Traded policy based on Avg. Cost Basis * Average Returns. Held Portfolio economics assume 27 policies with a total aggregate face value and cost basis of $45mm and $13.5mm, respectively. Average Revenue per Held Policy assumes a 6 – 7-year hold period. Average heat map score was 1.7. Average Revenue per Held policy based on Avg. Cost Basis * Average Returns. 2. Estimated annual return figures based on an internal valuation report conducted by a 3rd party actuarial firm. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 20

Note: Summary Projected Financials assumes $35 million SPAC Cash in Trust (net of redemptions) upon closing and an incremental $100 million of debt financing raised in Q3-23. Current Sources & Uses as shown on page 6 shows current SPAC Cash in Trust (net of redemptions as a part of the extension vote already held) of ~$98 million. Assumes a Pro Forma Estimated Income Tax of 22%. Summary Projected Financials Originated Policies Revenue Net Income Return on Equity 21 24% 24% CAGR = 24% 13% 18% CAGR = 15% 1 65% Margin 59% Margin 56% Margin 3% 12% CAGR = 8% ($ in millions) ($ in millions) Summary Projected Financials Originated Policies Revenue Net Income Return on Equity Note: Summary Projected Financials assumes $35 million SPAC Cash in Trust (net of redemptions) upon closing and an incremental $100 million of debt financing raised in Q3-23. Current Sources & Uses as shown on page 6 shows current SPAC Cash in Trust (net of redemptions as a part of the extension vote already held) of ~$98 million. 1. Assumes a Pro Forma Estimated Income Tax of 22%. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE BAR CHART 1 BAR CHART 2 BAR CHART 3 BAR CHART 4 21

Source: Financial data per Capital IQ / S&P Global. Note: Return on Tangible Equity not a relevant metric for Alternative Asset Managers. Instead, analysis shows Net Income Margin relative to Abacus Life. Revenue, Net Income, Return on Tangible Equity, and Net Income Margins based on FY’2023E. Abacus’ return on tangible equity is based on FY’2024E given normalization of equity post transaction. Operational Benchmarking 22 Revenue Return on Tangible Equity 1 Net Income Net Income Margin Abacus = 59% Operational Benchmarking Revenue Net Income Return on Tangible Equity 1 Specialty Insurance (Non-Cyclical and High Return on Equity Capital Alternative Asset Managers (Fee-Driven and Low Carried Interest) Source: Financial data per Capital IQ / S&P Global. Note: Return on Tangible Equity not a relevant metric for Alternative Asset Managers. Instead, analysis shows Net Income Margin relative to Abacus Life. Revenue, Net Income, Return on Tangible Equity, and Net Income Margins based on FY’2023E. 1. Abacus’ return on tangible equity is based on FY’2024E given normalization of equity post transaction. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE BAR CHART 1 BAR CHART 2 BAR CHART 13 22

Source: Valuation data per Bloomberg as of August 22, 2022. Abacus’ return on tangible equity is based on FY’2024E given normalization of equity post transaction. Assumes $150 million capital raise in Q1’24. Valuation Benchmarking 23 Valuation Benchmarking Specialty Insurance (Non-Cyclical and High Return on Equity Capital) Alternative Asset Managers (Fee-Driven and Low Carried Interest Price to Earnings (2023E ) Price to Tangible Book Value (2023E) 1 Return on Tangible Equity Average = 3.9x Price to TBV not an applicable metric for alternative asset managers Median = 2.8x Price to Tangible Book Value Price to Earnings Average = 20.3x Median = 17.3x ABACUS ABACUS Return on Tangible Equity Source: Valuation data per Bloomberg as of August 22, 2022. 1. Abacus’ return on tangible equity is based on FY’2024E given normalization of equity post transaction. Assumes $150 million capital raise in Q1’24. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE BAR CHART 1 BAR CHART 12 23

Investment Highlights 24 Investment Highlights Essentially Uncorrelated Alternative Asset Class with a Large TAM, Institutional Investment Grade Counterparts, Abacus is at the Heart of the Life Settlements Industry and Outsized Growth Potential An Origination Machine with a Model to Drive Economics Proprietary Technology Platform Yields Differentiated Underwriting Capabilities Optimized Platform Through Active Portfolio Management Strong Leadership Supported by an Experienced Operational & Execution Team ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 1.Click to edit Master text styles.24 I ii iii IV V VI 24

ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE Click to add text Click to add text 25